Summary of Significant Accounting Policies and Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies and Recent Accounting Pronouncements
Summary of Significant Accounting Policies and Recent Accounting Pronouncements
United States Cellular Corporation (U.S. Cellular), a Delaware Corporation, is an 82%-owned subsidiary of Telephone and Data Systems, Inc. (TDS).
Nature of Operations
U.S. Cellular owns, operates and invests in wireless systems throughout the United States. As of December 31, 2018, U.S. Cellular served customers with 5.0 million total connections. U.S. Cellular has one reportable segment.
Principles of Consolidation
The accounting policies of U.S. Cellular conform to accounting principles generally accepted in the United States of America (GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of U.S. Cellular, subsidiaries in which it has a controlling financial interest, general partnerships in which U.S. Cellular has a majority partnership interest and certain entities in which U.S. Cellular has a variable interest that requires consolidation under GAAP. See Note 13 — Variable Interest Entities for additional information relating to U.S. Cellular’s VIEs. All material intercompany accounts and transactions have been eliminated.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for indefinite-lived intangible assets, income taxes and equipment installment plans.
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less. Cash and cash equivalents subject to contractual restrictions are classified as restricted cash. The following table provides a reconciliation of Cash and cash equivalents and restricted cash reported in the Consolidated Balance Sheet to the total of the amounts in the Consolidated Statement of Cash Flows.

December 31,	2018	2017
(Dollars in millions)
Cash and cash equivalents	$580	$352
Restricted cash included in Other current assets	3	—
Cash, cash equivalents and restricted cash in the statement of cash flows	$583	$352

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices and accessories under installment plans, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems.
The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing billed and unbilled accounts receivable. The allowance is estimated based on historical experience, account aging and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. U.S. Cellular does not have any off-balance sheet credit exposure related to its customers.
Inventory
Inventory consists primarily of wireless devices stated at the lower of cost, which approximates cost determined on the first-in first-out basis, or net realizable value. Net realizable value is determined by reference to the stand-alone selling price.
Licenses
Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (FCC) licenses to provide wireless service.
U.S. Cellular has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

▪	Radio spectrum is not a depleting asset.

▪	The ability to use radio spectrum is not limited to any one technology.

▪
U.S. Cellular and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.

▪
U.S. Cellular and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every twelve or fifteen years. To date, all of U.S. Cellular’s license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. U.S. Cellular believes that it is probable that its future license renewal applications will be granted.

U.S. Cellular performs its annual impairment assessment of Licenses as of November 1 of each year or more frequently if there are events or circumstances that cause U.S. Cellular to believe the carrying value of Licenses exceeds their fair value on a more likely than not basis. For purposes of its impairment testing of Licenses, U.S. Cellular separated its FCC licenses into eight units of accounting. The eight units of accounting consisted of one unit of accounting for developed operating market licenses (built licenses) and seven geographic non-operating market licenses (unbuilt licenses).
U.S. Cellular performed a qualitative impairment assessment in 2018 and a quantitative impairment assessment in 2017 to determine whether the licenses were impaired. Based on the impairment assessments performed, U.S. Cellular did not have an impairment of its Licenses in 2018 or 2017. See Note 7 — Intangible Assets for additional details related to Licenses.
Investments in Unconsolidated Entities
For its equity method investments for which financial information is readily available, U.S. Cellular records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, U.S. Cellular records its equity in the earnings of the entity on a one quarter lag basis.
Property, Plant and Equipment
U.S. Cellular’s Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.
Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to System operations expense or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), to (Gain) loss on asset disposals, net.
U.S. Cellular capitalizes certain costs of developing new information systems. Software licenses that qualify for capitalization as an asset are accounted for as the acquisition of an intangible asset and the incurrence of a liability to the extent that the license fees are not fully paid at acquisition.
Depreciation and Amortization
Depreciation is provided using the straight-line method over the estimated useful life of the related asset.
U.S. Cellular depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. There were no material changes to useful lives of property, plant and equipment in 2018, 2017 or 2016. See Note 9 — Property, Plant and Equipment for additional details related to useful lives.

Impairment of Long-Lived Assets
U.S. Cellular reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.
U.S. Cellular has one asset group for purposes of assessing property, plant and equipment for impairment based on the fact that the individual operating markets are reliant on centrally operated data centers, mobile telephone switching offices and a network operations center. U.S. Cellular operates a single integrated national wireless network. The cash flows generated by this single interdependent network represent the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.
Agent Liabilities
U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2018 and 2017, U.S. Cellular had accrued $59 million and $61 million, respectively, for amounts due to agents. These amounts are included in Other current liabilities in the Consolidated Balance Sheet.
Debt Issuance Costs
Debt issuance costs include underwriters’ and legal fees and other charges related to issuing various borrowing instruments and other long–term agreements, and are amortized over the respective term of each instrument. Debt issuance costs related to U.S. Cellular’s revolving credit agreement and receivables securitization agreement are recorded in Other assets and deferred charges in the Consolidated Balance Sheet. All other debt issuance costs are presented as an offset to the related debt obligation in the Consolidated Balance Sheet.
Asset Retirement Obligations
U.S. Cellular accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, U.S. Cellular records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. Until the obligation is fulfilled, U.S. Cellular updates its estimates relating to cash flows required and timing of settlement. U.S. Cellular records the present value of the changes in the future value as an increase or decrease to the liability and the related carrying amount of the long-lived asset. The liability is accreted to future value over a period ending with the estimated settlement date of the respective asset retirement obligation. The carrying amount of the long-lived asset is depreciated over the useful life of the related asset. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability is recognized in the Consolidated Statement of Operations. See Note 10 — Asset Retirement Obligations for additional information.
Treasury Shares
Common Shares repurchased by U.S. Cellular are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, U.S. Cellular determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Additional paid-in capital or Retained earnings.
Revenue Recognition
Revenues from sales of equipment and products are recognized when control has transferred to the customer. Service revenues are recognized as the related service is provided.
See Note 2 — Revenue Recognition for additional information on U.S. Cellular's policies related to Revenues.
Advertising Costs
U.S. Cellular expenses advertising costs as incurred. Advertising costs totaled $215 million, $211 million and $245 million in 2018, 2017 and 2016, respectively.
Income Taxes
U.S. Cellular is included in a consolidated federal income tax return with other members of the TDS consolidated group. For financial statement purposes, U.S. Cellular and its subsidiaries calculate their income, income taxes and credits as if they comprised a separate affiliated group. Under a tax allocation agreement between TDS and U.S. Cellular, U.S. Cellular remits its applicable income tax payments to TDS. U.S. Cellular had a tax receivable balance with TDS of $14 million as of December 31, 2018 and a tax payable balance with TDS of $23 million as of December 31, 2017.
Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the enacted tax rates in effect when the temporary differences are expected to reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. U.S. Cellular evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment. Deferred taxes are reported as a net non-current asset or liability by jurisdiction. Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current. See Note 5 — Income Taxes for additional information.
Stock-Based Compensation and Other Plans
U.S. Cellular has established a long-term incentive plan and a non-employee director compensation plan. These plans are considered compensatory plans and, therefore, recognition of costs for grants made under these plans is required.
U.S. Cellular recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies. The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period, which generally represents the vesting period. Stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. See Note 16 — Stock-Based Compensation for additional information.
Defined Contribution Plans
U.S. Cellular participates in a qualified noncontributory defined contribution pension plan sponsored by TDS; such plan provides pension benefits for the employees of U.S. Cellular and its subsidiaries. Under this plan, pension benefits and costs are calculated separately for each participant and are funded currently. Pension costs were $11 million in 2018, 2017 and 2016.
U.S. Cellular also participates in a defined contribution retirement savings plan (401(k) plan) sponsored by TDS. Total costs incurred for U.S. Cellular’s contributions to the 401(k) plan were $15 million, $16 million and $16 million in 2018, 2017 and 2016, respectively.
Recently Issued Accounting Pronouncements
In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (ASU 2016-02) and has since amended the standard with Accounting Standards Update 2018-01, Leases: Land Easement Practical Expedient for Transition to Topic 842, Accounting Standards Update 2018-10, Codification Improvements to Topic 842, Leases, Accounting Standards Update 2018-11, Leases: Targeted Improvements, and Accounting Standards Update 2018-20, Leases: Narrow-Scope Improvements for Lessors. ASU 2016-02, as amended, requires lessees to record a right-of-use asset and lease liability for almost all leases. This ASU does not substantially impact the lessor accounting model. However, some changes to the lessor accounting guidance were made to align with lessee accounting changes within ASC 842, Leases and certain key aspects of ASC 606, Revenue from Contracts with Customers. U.S. Cellular will adopt ASU 2016-02, as amended, using a modified retrospective method on January 1, 2019. Under this method, a cumulative effect adjustment is recognized upon adoption and the guidance is applied prospectively. U.S. Cellular elected transitional practical expedients for existing leases which eliminated the requirements to reassess existing lease classification and initial direct costs, and whether contracts contain leases. U.S. Cellular also elected the practical expedient related to land easements that allows it to carry forward the accounting treatment for pre-existing land easement agreements. U.S. Cellular has implemented new systems, processes and controls to adopt ASU 2016-02, as amended, and has implemented a new lease management and accounting system to assist in the application of the new standard. Nearly all of U.S. Cellular’s leases are classified as operating leases, although it does have a small number of finance leases. The adoption of ASU 2016-02, as amended, will add approximately $0.9 billion in right-of-use assets and approximately $1.0 billion in lease liabilities to the Consolidated Balance Sheet as of January 1, 2019, with the difference primarily representing accrued rent recognized prior to adoption. The adoption of ASU 2016-02 is not expected to have a material impact on U.S. Cellular's results of operations in 2019.
In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (ASU 2016-13). ASU 2016-13 requires entities to use a new forward-looking, expected loss model to estimate credit losses. It also requires additional disclosure relating to the credit quality of trade and other receivables, including information relating to management’s estimate of credit allowances. U.S. Cellular is required to adopt ASU 2016-13 on January 1, 2020, using the modified retrospective approach. Early adoption is permitted as of January 1, 2019; however, U.S. Cellular does not intend to adopt early. U.S. Cellular is evaluating the effects that adoption of ASU 2016-13 will have on its financial position, results of operations and disclosures.
In June 2018, the FASB issued Accounting Standards Update 2018-07, Compensation - Stock Compensation: Improvements to Nonemployee Share-Based Payment Accounting (ASU 2018-07). ASU 2018-07 expands the scope of ASC 718, Compensation—Stock Compensation, which currently only includes share-based payments issued to employees, to also include share-based payments issued to nonemployees for goods and services. U.S. Cellular is required to adopt ASU 2018-07 on January 1, 2019, using the modified retrospective approach. Early adoption is permitted. The adoption of ASU 2018-07 will not have an impact on U.S. Cellular’s financial position or results of operations.
In August 2018, the FASB issued Accounting Standards Update 2018-15, Intangibles - Goodwill and Other - Internal-Use Software: Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (ASU 2018-15). ASU 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the existing guidance for capitalizing implementation costs for an arrangement that has a software license. The service element of a hosting arrangement will continue to be expensed as incurred. Any capitalized implementation costs will be amortized over the period of the service contract. U.S. Cellular is required to adopt ASU 2018-15 on January 1, 2020, either retrospectively or prospectively to eligible costs incurred on or after the date that this guidance is first applied. Early adoption is permitted. The adoption of ASU 2018-15 is not expected to have a significant impact on U.S. Cellular's financial position or results of operations.